UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 26, 2011

RELIANCE STEEL & ALUMINUM CO.

(Exact name of registrant as specified in its charter)

California	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 S. Grand Ave., Suite 5100 Los Angeles, CA 90071
(Address of principal executive offices)

(213) 687-7700

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 26, 2011, Reliance Steel & Aluminum Co., a California corporation (“Registrant”), entered into a syndicated Second Amended and Restated Credit Agreement (“Credit Agreement”) with Bank of America, N.A., as Administrative Agent, Issuing Lender and Swing Line Lender and as a lender, and with 25 other banks as lenders, amending and restating its existing $1.1 billion unsecured revolving credit facility for five years and increasing the size to $1.5 billion. The restated credit facility includes an increase option for up to an additional $500 million at the Registrant’s request with approval from the lenders and includes more favorable pricing terms than the Registrant’s prior facility that would have matured on November 20, 2012.  The credit facility replaces the Registrant’s $1.1 billion syndicated credit facility. The Registrant intends to use the credit facility for working capital and general corporate purposes, including, but not limited to, capital expenditures, dividend payments, repayment of debt, stock repurchases, internal growth initiatives and acquisitions.

The foregoing description and the description in the press release attached as Exhibit 99.1 hereto are qualified in their entirety by reference to the full text of the Credit Agreement, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired.

N/A

(b)                                 Pro Forma Financial Information.

N/A

(c)                                  Shell company transactions.

Not applicable.

(d)                                 Exhibits.

Exhibit No.	Description

4.1

Form of Second Amended and Restated Credit Agreement dated as of July 26, 2011 by and among the Registrant, Bank of America, N.A., as Administrative Agent, Issuing Lender and Swing Line Lender, and the lenders identified therein.

99.1	Press Release dated July 27, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.

Dated: July 28, 2011	By:	/s/ Kay Rustand
Kay Rustand
Vice President, General Counsel and Corporate Secretary

RELIANCE STEEL & ALUMINUM CO.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

4.1

Form of Second Amended and Restated Credit Agreement dated as of July 26, 2011 by and among the Registrant, Bank of America, N.A., as Administrative Agent, Issuing Lender and Swing Line Lender, and the lenders identified therein.

99.1	Press Release dated July 27, 2011.